EXHIBIT 10.51

                            SECURED INSTALLMENT NOTE



$125,000,000.00                                            Cupertino, California
                                                                   July 26, 2005

     FOR VALUE RECEIVED, the undersigned, MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, and MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership doing business in California as MISSION WEST PROPERTIES I, L.P., a Delaware limited partnership (collectively, "Borrower"), as maker, whose address is 10050 Bandley Drive, Cupertino, California 95014, does hereby promise to pay to the order of ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Lender"), as payee, at its office c/o Allianz of America, Inc., 55 Greens Farms Road, P.O. Box 5160, Westport, Connecticut 06881-5160, Attn: Real Estate Department, or such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000.00), or so much thereof as may be advanced, together with interest thereon to accrue, at the rate of five and 22/100 percent (5.22%) per annum (the "Note Rate"), subject to adjustment as herein provided.

     1. PAYMENT. Said principal sum, and interest as herein provided to accrue on the unpaid principal, shall be paid as follows:

          5. Interest only at the Note Rate from and including the date of this Note through and including August 9, 2005, shall be paid in advance on the date of this Note.

          6. On each "Payment Date" to and including July 10, 2025, payments of principal and interest in the amount of $840,212.00 shall be due and payable. "Payment Date" means the tenth (10th) day of each consecutive calendar month for the term of this Note commencing September 10, 2005. The payments due under this subparagraph (b) are each called a "Monthly Installment."

          7. The entire remaining principal amount, together with any accrued and unpaid interest (the "Final Installment"), shall be due and payable in full on August 10, 2025 (the "Maturity Date").

          8.  Interest  shall be computed on the basis of a three  hundred sixty
     (360) day year consisting of twelve (12) months of thirty (30) days each.


     2. APPLICATION OF PAYMENTS. All payments shall be applied first to "Costs", as defined below, and interest accrued thereon; then to the payment of escrows for taxes and insurance, if any; then to "Late Charges", as defined below, and interest accrued thereon, if any; then to accrued and unpaid interest, and the remainder to the reduction of the principal balance outstanding from time to time. The term "Costs" shall mean any sums advanced by Lender as provided under the terms of the "Deed of Trust," as defined below, and as provided in Paragraph 9 of this Note.

     3. LATE CHARGE. If any payment of principal or interest, or both, so provided for herein is not paid when due, it would be impracticable or extremely difficult to fix the actual damages resulting therefrom to Lender, and, therefore, Borrower hereby agrees to pay to Lender a late charge of FIVE CENTS ($.05) for each ONE DOLLAR ($1.00) so overdue, not as a penalty, but for the purpose of defraying the expenses incident to handling such delinquent payment (a "Late Charge"). Such Late Charge represents the reasonable estimate of a fair average compensation for the loss that may be sustained by Lender due to the failure of Borrower to make timely payments. Such Late Charge (i) shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or the Deed of Trust, (ii) shall be payable not later than the due date of the next payment, and (iii) shall be secured by the "Security Documents", as defined below. In addition, during the period of the occurrence of an "Event of Default" (as defined in
Article IV of the Deed of Trust), the entire unpaid principal of this Note shall accrue interest at the Note Rate, increased by FIVE HUNDRED (500) BASIS POINTS (the "Default Rate").
                                                Initials: CEB
                                                         -----

     4. PREPAYMENT. (a) Subject to Paragraph 4(e), this Note may be prepaid in full at any time subject to a prepayment premium that may be substantial. Such premium represents consideration to Lender for loss of yield and reinvestment cost. The prepayment premium shall be determined by Lender and shall be equal to the greater of (i) the prepayment premium calculated in the manner described below, or (ii) zero. The prepayment premium shall be an amount equal to the excess, if any, between (x) the present value at the time of prepayment of the remaining scheduled Monthly Installments and the present value at the time of prepayment of the Final Installment, both discounted on a monthly basis at the "Index Rate," as defined below, and (y) the unpaid principal balance of this Note at the time of prepayment. The "Index Rate" is defined as the current yield at the time of prepayment of the Treasury Constant

Maturity (the "TCM") referenced in the weekly Federal Reserve Statistical Release H-15 (519) for the week immediately preceding the date on which written request for prepayment is received by Lender for the maturity most closely corresponding to the remaining loan term as appropriately interpolated by Lender, increased by TWENTY-FIVE (25) BASIS POINTS.

     (b) If the TCM ceases to be published during the loan term, the Index Rate shall be the average of the yield, for the five (5) business days preceding the date of prepayment of this Note, of the US Treasury Note or Bond having a remaining term to maturity and coupon rate most closely corresponding to the remaining term to maturity and interest rate of this Note. The Index Rate will apply for any prepayment made within thirty (30) days after such request is received by Lender, after which a more recent Index Rate may be used at the sole discretion of Lender.

     (c) The prepayment premium is to compensate Lender, and its successors and assigns, for the loss of interest it would otherwise earn on the principal hereof, if such principal were allowed to remain outstanding, and for the cost incurred in connection with reinvestment of principal so prepaid, at an earlier date than the Maturity Date.

     (d) In the event of the occurrence of an Event of Default, and following acceleration of the maturity of this Note, any payment of the amount necessary to satisfy this Note shall be deemed to be a voluntary prepayment of this Note and shall be accompanied by the prepayment premium.

     (e) To the extent permitted by law, said prepayment premium shall be payable regardless of whether the loan evidenced by this Note is prepaid voluntarily or involuntarily; provided, however, that no premium shall be payable on prepayments by application of the proceeds of any proceedings in eminent domain, or proceedings in lieu thereof, by application of the proceeds of fire or other casualty insurance, or by operation of Section 1.6 of the Deed of Trust; and provided, further, that no premium shall be payable on a prepayment made during the ninety (90) days immediately prior to the Maturity Date.

     (f) Borrower hereby waives all rights under California Civil Code Section 2954.10 which provides, in part, as follows:

     AN OBLIGEE WHICH ACCELERATES THE MATURITY DATE OF THE PRINCIPAL AND ACCRUED INTEREST, PURSUANT TO CONTRACT, ON ANY LOAN SECURED BY A MORTGAGE OR DEED OF TRUST ON REAL PROPERTY UPON THE CONVEYANCE OF ANY RIGHT, TITLE, OR INTEREST IN THAT PROPERTY, MAY NOT CLAIM, EXACT, OR COLLECT ANY CHARGE, FEE, OR PENALTY FOR ANY PREPAYMENT RESULTING FROM THAT ACCELERATION.

Borrower understands and acknowledges that Lender bargained for this waiver as part of the consideration which induced Lender to enter into this transaction. Borrower initials this subparagraph (f) for the purpose of evidencing its understanding of Civil Code Section 2954.10 recited in part above and Borrower's agreement to the waiver of its terms.

                                                Initials: CEB
                                                         -----

     5. SECURITY; DEED OF TRUST. (a) This Note is secured by a Deed of Trust, Security Agreement, Fixture Filing with Absolute Assignment of Rents (the "Deed of Trust"), an Absolute Assignment of Leases, Rents and Income (the "Assignment"), each of even date herewith, encumbering certain improved real and personal property located in Santa Clara County, California, and described in the Deed of Trust (the "Property"), and any other instruments, now or hereafter executed by Borrower in favor of Lender, which evidence, or constitute additional security for, this Note (as used herein the term "Security Documents" mean, collectively, the Deed of Trust, the Assignment, and all other instruments evidencing or securing this Note). Reference to the Security Documents is made for all particulars including, without limitation, the obligation of Borrower to pay monthly the "Reserves" described in Section 1.2 of the Deed of Trust.

     (b) This Note is given for an actual loan in the original principal amount of this Note and is the Note referred to in and secured by the Deed of Trust. All of the agreements, conditions and covenants contained in the Deed of Trust which are to be kept and performed by Borrower are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Borrower covenants and agrees to keep and perform them, or cause them to be kept and performed strictly in accordance with their terms.


     6. TRANSFER. (a) Except as otherwise specifically provided herein or in the Deed of Trust, Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness agree that if the Property or any part thereof or interest therein is sold, assigned, transferred, conveyed, encumbered, hypothecated, mortgaged or otherwise alienated by Borrower (excepting leases in the ordinary course of managing income property, transfers of personal property authorized herein and purchase money encumbrances of personalty) whether voluntarily, involuntarily or by operation of law, without the prior written consent of Lender, then Lender, at its option, may declare the Note to be forthwith due and payable.

     (b) In the event of a transfer of title without the prior written approval of Lender, Lender may, without notice to Borrower, waive such default and deal with such successor or successors in interest in the Property in the same manner as with Borrower, without in any way releasing, discharging or otherwise affecting the liability of Borrower, the endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness. No sale of the Property, no forbearance on the part of Lender, no extension of the time for the payment of the indebtedness or any change in the terms of this Note or the Security Documents consented to by Lender and Borrower shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Borrower and all such persons liable or to become liable for all or any part of this indebtedness, either in whole or in part.

     (c) Borrower shall not voluntarily, involuntarily or by operation of law sell, assign, transfer or otherwise dispose of the collateral identified in the Security Documents (the "Collateral") or any interest therein and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security under the Security Documents except so long as no Event of Default exists under the Security Documents, Borrower shall be permitted to sell or otherwise dispose of the Collateral when inadequate, unserviceable or unnecessary for use in the operation of the Property or in the conduct of the business of Borrower, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created by the Security Documents and so that the security interest of Lender shall be the first priority security interest in said Collateral. In the event the Collateral is sold in connection with the sale of the Property, Borrower shall require, as a condition of the sale, that the buyer specifically agree to assume (preserving the exculpation provisions appearing at the end of this Note) Borrower's obligations as to the security interest granted by the Security Documents and to execute whatever agreements and filings are deemed necessary by Lender to maintain its perfected security interest in the Collateral.

     7.  DEFAULT;  REMEDIES.  (a) Should an "Event of  Default"  (as  defined in
Article IV of the Deed of Trust) occur, then, or at any time thereafter in the manner authorized by law, the entire principal of this Note, irrespective of the Maturity Date specified herein, together with the then accrued interest thereon shall, at the election of Lender hereof, and without notice (except as required by law) of such election, become immediately due and payable.

     (b) The rights or remedies of Lender, as provided in this Note and the Security Documents, shall be cumulative and concurrent, and may be pursued singly, successively or together against the property described in the Deed of Trust, and any other funds, property or security held by Lender for the payment hereof, at the sole discretion of Lender. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or of the right to exercise them at any later time.

     8. WAIVER OF NOTICE. All Borrowers, endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness, without affecting their liability, waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity, and all other notices of every kind, other than any notice specifically required hereby, by the Deed of Trust or other Security Documents, and hereby consent to any extension of the time of payment hereof, any and all renewals, extensions or modifications, with the consent of Borrower, of the terms hereof, any release of all or any part of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of or resort to any party liable for payment hereof. Any such renewals, extensions or modifications may be made without notice to any of said parties, and without discharging said party's liability hereunder.

     9. COSTS. Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness agree to pay all out-of-pocket costs, including attorneys' and paralegal fees, and costs, and all costs of collection and suit in the event the unpaid principal sum of this Note or any payment of interest or principal and interest thereon, is not paid when due, or in the event it becomes necessary to protect the security for the indebtedness evidenced hereby, including, without limitation, any action arising out of the matters described in Paragraph 15(b) below, or for the foreclosure by Lender of the Deed of Trust or other Security Documents, or in the event Lender is made party to any litigation solely because of the existence of the indebtedness evidenced by this Note, or solely because of the existence of the Deed of Trust or other Security Documents, whether suit be brought or not, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction, or through a bankruptcy court or other legal proceedings.

     10. AMENDMENT. This Note may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     11. NOTICES. Any notice required or permitted hereunder shall be deemed sufficient if given in accordance with the provisions of the Deed of Trust.

     12. NO WAIVER BY LENDER; REMEDIES CUMULATIVE. (a) Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     (b) The remedies of Lender as provided herein and in the Security Documents shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     13. LIMITATION ON CHARGES. Notwithstanding any provisions in the Note or in the Deed of Trust to the contrary, the total liability for payments in the nature of interest, including, but not limited to, prepayment premiums, default interest and late fees shall not exceed the limits imposed by the laws of the State of California or the United States of America relating to maximum allowable charges of interest, if applicable. Lender shall not be entitled to receive, collect or apply, as interest on the indebtedness evidenced by this Note, any amount in excess of the maximum lawful rate of interest permitted to be charged by such laws, if applicable. In the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the indebtedness evidenced by this Note. If the unpaid principal balance of such indebtedness is paid in full, any remaining excess shall be forthwith paid to Borrower.

     14. GOVERNING LAW. This Note is to be construed in accordance with the laws of the State of California. In case any one or more of the provisions of this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Note, and this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. If any one or more of the provisions contained in this Note shall for any reason be held to be excessive as to amount, time, duration, scope, activity, or subject, such provisions shall be construed by limiting and reducing the provisions so as to make such provisions enforceable to the extent compatible with the then existing applicable law.

     15. LIMITED LIABILITY. (a) Except as set forth in Paragraph 15(b) below, the liability of Borrower with respect to the payment of principal, interest and Costs hereunder and with respect to performance by Borrower of Borrower's obligations and any and all other liability hereunder, under the Deed of Trust, and under the other Security Documents, shall be "non-recourse" and, accordingly, Lender's source of satisfaction of said indebtedness and Borrower's other obligations hereunder and under the other Security Documents shall be limited to the Property and the rents, issues, and profits from the Property and Lender shall not seek to procure payment out of any other assets of Borrower, or any person or entity comprising Borrower, nor to seek judgment for any sums which are or may be payable under this Note or under any of the other Security Documents, as well as any claim or judgment (except as hereafter provided) for any deficiency remaining after foreclosure of the Deed of Trust. Notwithstanding the above, nothing herein contained shall be deemed to be a release or impairment of the indebtedness evidenced by this Note or the security therefor intended by the Security Documents, or be deemed to preclude Lender from exercising its rights to foreclose the Deed of Trust or to enforce any of its other rights or remedies under the Security Documents, subject to the provisions of this Paragraph 15.

     (b) Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to Borrower's continued personal liability for, and Lender's right to recover the following:

          (1) The retention by Borrower of any rental income or other cash collected arising with respect to the Property, which was collected by Borrower after an Event of Default has occurred under the Deed of Trust and while such Event of Default was or is continuing;

          (2) The retention by Borrower of any prepaid rental income, deposit, or other prepaid income under any lease of all or part of the Property which was unearned as of the occurrence of the Event of Default under the Deed of Trust;

          (3) The replacement cost of any Property, including personal property or fixtures owned by Borrower, encumbered by the Deed of Trust which is damaged, destroyed, removed, or disposed of and not repaired, rebuilt or replaced as required by the Deed of Trust, to the extent that the replacement cost of such Property exceeds the insurance proceeds (if any) received by Borrower and/or Lender as a result of such events;

          (4) The misapplication of any proceeds, to the extent of misapplied proceeds, under any insurance policies pertaining to the Property or awards resulting from condemnation or the exercise of the power of eminent domain or by reason of damage or destruction to any portion of the Property or any building or buildings located thereon;

          (5) Any unpaid real estate taxes, utilities, assessments, insurance premiums and any other expenses (excluding principal and interest payments under the Loan) relating to the Property which were received by Borrower or which accrued prior to the date that Lender acquired ownership of the Property, less a credit for any unapplied Reserves;

          (6) Damages and losses suffered or incurred by Lender as the result of bad faith, waste, fraud or material misrepresentation by Borrower under the Security Documents or Borrower's loan application, or arising from

     Borrower's bankruptcy, or arising from Borrower's default or liability under any leases of the Property in effect during the period of Borrower's ownership of the Property, or arising from the termination of any such leases as a result of a default by Borrower as lessor thereunder, or as the result of any prohibited transfer of title to the Property or ownership interest in Borrower;

          (7) All indemnification obligations by Borrower in favor of Lender under the Environmental Indemnity Agreement of even date herewith given to Lender by Borrower and Mission West Properties, Inc., a Maryland corporation ("Principal of Borrower"); and

          (8) The out-of-pocket costs and expenses incurred by Lender to enforce Lender's rights under this Paragraph 15(b), including attorneys' fees and costs (including the costs of paralegals).

     (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability against Borrower as set forth in Paragraph 15(a) above SHALL BECOME NULL AND VOID and shall be of no further force or effect, and the indebtedness of Borrower under this Note and all other sums due from Borrower to Lender under the Loan shall immediately become FULLY RECOURSE to Borrower and to Principal of Borrower and any other guarantor of the Loan, jointly and severally, in the event of:

          (a) A default by Borrower or any member of Borrower of any of the prohibitions of Section 1.11 of the Deed of Trust; or

          (b) A voluntary bankruptcy or insolvency proceeding is commenced by Borrower under the U.S. Bankruptcy Code or any similar federal or state law; or

          (c) An involuntary bankruptcy or insolvency proceeding is commenced against Borrower or Principal of Borrower (other than by Lender) and such action or proceeding is not dismissed within ninety (90) days after the date of filing hereof.

     (d) Nothing herein shall be deemed a waiver of any right which Lender may have under any provision of the U.S. Bankruptcy Code (i) to file a claim for the full amount of the indebtedness of Borrower to Lender under this Note or the Security Documents, or (ii) to require that all collateral encumbered by the Deed of Trust shall continue to secure all indebtedness of Borrower under this Note and the Security Documents in accordance with the terms thereof.

     (16) BROKER. This Note is made in connection with a loan arranged by Northmarq Capital, San Francisco, California, a licensed real estate broker under the Laws of California.

     (17) SUCCESSORS. Whenever used herein, the singular number shall include the plural, the plural the singular, and the words "Borrower" and "Lender" shall be deemed to include their successors and assigns.

     (18)  RECEIPT  OF  DOCUMENTS.   By  signing  below,  Borrower  acknowledges
receiving a copy of this Note and acknowledges receiving a copy of all documents signed by Borrower in connection with this Note.




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


     IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.

                                            MISSION WEST PROPERTIES, L.P.,
                                            a Delaware limited partnership

                                            By:   Mission West Properties, Inc.,
                                                  a Maryland corporation,
                                                  General Partner


                                                  By: /s/ Carl E. Berg

                                                  Name: Carl E. Berg

                                                  Title: Chief Executive Officer


                                            MISSION WEST PROPERTIES, L.P. I,
                                            a Delaware limited partnership doing
                                            business in California as
                                            MISSION WEST PROPERTIES I, L.P.,
                                            a Delaware limited partnership

                                            By:   Mission West Properties, Inc.,
                                                  a Maryland corporation,
                                                  General Partner


                                                  By: /s/ Carl E. Berg

                                                  Name: Carl E. Berg

                                                  Title: Chief Executive Officer